UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

Parabolic Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Ericksen Ave Suite 250

Bainbridge Island, Washington 98110

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PARA	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $1,150,000.00	PARAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2026, Parabolic Technologies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (“Aegis” or the “Underwriter”), relating to the Company’s public offering (the “Offering”) of $13,500,000 of securities, including (i) 4,963,235 units (each, a “Unit,” and, collectively, the “Units”), with each Unit consisting of (a) one share (each, a “Share,” and collectively, the “Shares”) of Class A common stock, par value $0.0001 per share (the “Common Stock”), or one pre-funded warrant to purchase one share of Common Stock in lieu thereof (each, a “Pre-Funded Warrant,” and, collectively, the “Pre-Funded Warrants”), (b) two warrants, each exercisable to purchase one share of Common Stock (each, a “Warrant,” and, collectively, the “Warrants”); (ii) up to 9,926,470 shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”); (iii) up to 4,963,235 shares of Common Stock issuable upon exercise of the Pre-Funded Warrants (the “Pre-Funded Warrant Shares”); and (iv) additional shares of Common Stock sold in the offering (the “Option Shares”) and/or Warrants to purchase additional shares of Common Stock (the “Option Warrants,” together with the Option Shares, the “Option Securities,” which for purposes of this Report, includes all shares of Common Stock underlying such Option Securities) for which the Underwriter (as hereinafter defined) has been granted an over-allotment option, pursuant to the terms and provisions of the Underwriting Agreement.

The public offering price per Unit is $2.72 and the public offering price per Pre-Funded Unit is $2.71999, which is equal to the public offering price per Unit minus the exercise price of $0.00001 per Pre-Funded Warrant. The initial exercise price of each Warrant is $6.80 per Share, which is equal to 250% of the public offering price per Unit. The Warrants will be immediately exercisable and will expire on the fifth year after the initial date of issuance. The Company received net proceeds of approximately $5.512 million from the Offering, after deducting the Offering expenses payable by the Company, including the Underwriter’s discounts and commissions. The Company intends to use the net proceeds from the Offering for working capital and other general corporate purposes, and repayment of indebtedness.

In connection with the Offering, the Company revised a few immaterial provisions of the Warrants, the form of which were previously filed as exhibits to the Registration Statement (as hereinafter defined); the final form of the Warrants is attached hereto as Exhibit 4.1. The Warrants provide for downward exercise-price resets on the fifth and tenth trading days after issuance to the lower of the then-current exercise price and 80% of the lowest volume weighted average price during the applicable measurement period, subject to the floor prices specified in the Warrants. Each reset correspondingly increases the number of Warrant Shares issuable, and holders remain entitled to additional shares resulting from the resets even if they previously exercised their Warrants in full. Following issuance, holders may also elect a “zero exercise price option” to receive, for no additional cash, 90% of the shares otherwise issuable upon cash exercise, after applicable adjustments, whether or not an effective registration statement is available for issuance or resale of the Warrant Shares. This summary is qualified in its entirety by the form of Warrant filed as an exhibit to the Registration Statement.

Additionally, the Company granted the Underwriter a 45-day option to purchase up to 744,485 additional Shares (15.0% of the Common Shares included in the Units and the Pre-Funded Units sold in the Offering), at a price of $2.5024 per Share; and/or up to 1,488,970 additional Warrants to purchase an aggregate of an additional 1,488,970 Shares (15.0% of the Warrants included in the Units and Pre-Funded Units sold in the Offering) at a price of $0.00001 per Warrant. The Underwriter may exercise this option with respect to the Shares only, Warrants only or any combination thereof. On November 5, 2026, the Underwriter exercised its over-allotment option with respect to 360,000 Warrants.

The Units were offered and sold pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-299744), originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 30, 2026 (the “Registration Statement”). The Registration Statement was declared effective by the Commission on November 3, 2026. The closing of the Offering took place on November 5, 2026. A final prospectus describing the terms of the offering was filed with the Commission on November 5, 2026, and is available on the Commission’s website located at http://www.sec.gov.

The Underwriting Agreement includes customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of the specific applicable dates contained in the Underwriting Agreement, were solely for the benefit of the parties to the Underwriting Agreement and were subject to limitations agreed upon by the contracting parties.

The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The foregoing is only a brief description of the terms of the Underwriting Agreement and the Warrants and does not purport to be a complete statement of the rights and obligations of the parties thereto and the transactions contemplated thereby, and is qualified in its entirety by reference to the full text of such exhibits.

A copy of the legal opinion of Hunter, Taubman, Fischer & Li LLC, relating to the validity of the issuance and sale of the shares of Common Stock in the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 7.01	Regulation FD Disclosure.

On November 5, 2026, the Company issued a press release announcing the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 4, 2026, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the transactions contemplated by the Underwriting Agreement. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Parabolic undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. Parabolic may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Parabolic are set forth in its filings with the SEC, including Parabolic’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in Parabolic’s filings with the SEC are not exclusive. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement
4.1	Form of Warrant
5.1	Opinion of Hunter Taubman Fischer & Li LLC
99.1	Press Release dated November 5, 2026
99.2	Press Release, dated November 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2026

PARABOLIC TECHNOLOGIES, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer